EXHIBIT G-4
FORM OF EXEMPTION CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Credit Agreement, dated as of July 18, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, including the Swingline Lender and the Issuing Lender (collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”) and the other agents party thereto. The undersigned is providing this certificate pursuant to Section 2.16(d) of the Credit Agreement. The undersigned hereby represents and warrants that:
1.    It is the sole record and beneficial owner of the participation in respect of which it is providing this certificate;
2.    It is not a “bank” for purposes of Section 881(c)(3)(A) of the Code;
3.    It is not a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code;
4.    It is not a controlled foreign corporation related to the Borrower within the meaning of Section 881(c)(3)(C) of the Code; and
5.    The interest payments in question are not effectively connected with the undersigned's conduct of a U.S. trade or business.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.
[NAME OF PARTICIPANT]
By:_______________________________
Name:
Title:
Date: ____________________